SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2003

IESI Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-98657	75-2712191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Eagle Parkway Suite 200 Fort Worth, Texas 76177
(Address of principal executive offices, including zip code)

(817) 632-4000
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the United States Securities and Exchange Commission on October 23, 2003 to include the financial statements of the business acquired and the pro forma financial information required under Items 7(a) and 7(b), respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                                          Financial Statements of Businesses Acquired.

(1)                                                          The audited financial statements of Seneca Meadows, Inc. as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 are attached hereto as Exhibit 99.l and are hereby incorporated herein by reference.

(2)                                                          The unaudited financial statements of Seneca Meadows, Inc. as of September 30, 2003 and December 31, 2002 and for the nine and three months ended September 30, 2003 and 2002 are attached hereto as Exhibit 99.2 and are hereby incorporated herein by reference.

(b)                                                         Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Registrant and Seneca Meadows, Inc. required by this Item are attached hereto as Exhibit 99.3 and are hereby incorporated herein by reference.

(c)                                                          Exhibits.

Exhibit	Description

2.1*

Stock Purchase Agreement, dated as of May 22, 2003, by and among IESI NY Corporation, Frank DiMino, Seneca Meadows, Inc. and Macedon Homes Incorporated, as amended.  Certain schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

3.1*	Fifth Amended and Restated Certificate of Incorporation of IESI Corporation (the “Company”).

3.2*	Fourth Amended and Restated By-Laws of the Company.

4.1*

Supplemental Indenture No. 3, dated as of October 23, 2003, by and among the Company, the Existing Subsidiary Guarantors named therein, the New Subsidiary Guarantor named therein and The Bank of New York, as Trustee.

10.1*	Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2003, among the Company, the subsidiaries thereof listed on Schedule 2 thereto, the lenders listed on Schedule 1 thereto, Fleet National Bank, as administrative agent, LaSalle Bank National Association, as syndication agent, and Fleet Securities, Inc., as arranger.

10.2*	Stock Purchase Agreement, dated as of October 10, 2003, by and among the Company and the purchasers named on the signature pages thereto.

10.3*	Second Amended and Restated Stockholders’ Agreement, dated as of October 10, 2003, by and among the Company and the stockholders and warrantholders named on the signature pages thereto.

10.4*	Amended and Restated Subordinate Registration Rights Agreement, dated as of October 10, 2003, by and among the Company and the stockholders named on the signature pages thereto.

99.1

Audited financial statements of Seneca Meadows, Inc. as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 (including report of independent auditors thereon).

99.2	Unaudited financial statements of Seneca Meadows, Inc. as of September 30, 2003 and December 31, 2002 and for the nine and three months ended September 30, 2003 and 2002.

99.3	Unaudited pro forma condensed combined financial statements of the Registrant and Seneca Meadows, Inc. required by Item 7(b).

*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IESI CORPORATION
(Registrant)

By:	/s/ Thomas J. Cowee
	Name:	Thomas J. Cowee
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date:  December 23, 2003

Exhibit Index

Exhibit Number	Description

2.1*

Stock Purchase Agreement, dated as of May 22, 2003, by and among IESI NY Corporation, Frank DiMino, Seneca Meadows, Inc. and Macedon Homes Incorporated, as amended.  Certain schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

3.1*	Fifth Amended and Restated Certificate of Incorporation of IESI Corporation (the “Company”).

3.2*	Fourth Amended and Restated By-Laws of the Company.

4.1*

Supplemental Indenture No. 3, dated as of October 21, 2003, by and among the Company, the Existing Subsidiary Guarantors named therein, the New Subsidiary Guarantor named therein and The Bank of New York, as Trustee.

10.1*

Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2003, among the Company, the subsidiaries thereof listed on Schedule 2 thereto, the lenders listed on Schedule 1 thereto, Fleet National Bank, as administrative agent, LaSalle Bank National Association, as syndication agent, and Fleet Securities, Inc., as arranger.

10.2*	Stock Purchase Agreement, dated as of October 10, 2003, by and among the Company and the purchasers named on the signature pages thereto.

10.3*	Second Amended and Restated Stockholders’ Agreement, dated as of October 10, 2003, by and among the Company and the stockholders and warrantholders named on the signature pages thereto.

10.4*	Amended and Restated Subordinate Registration Rights Agreement, dated as of October 10, 2003, by and among the Company and the stockholders named on the signature pages thereto.

99.1

Audited financial statements of Seneca Meadows, Inc. as of December 31, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2002 (including report of independent auditors thereon).

99.2	Unaudited financial statements of Seneca Meadows, Inc. as of September 30, 2003 and December 31, 2002 and for the nine and three months ended September 30, 2003 and 2002.

99.3	Unaudited pro forma condensed combined financial statements of the Registrant and Seneca Meadows, Inc. required by Item 7(b).

*  Previously filed.